EXHIBIT 99.1
Wachovia's 11th Annual Real Estate, Gaming & Lodging Conference December 5, 2007

Today's Agenda Vision & Strategies Operations Development/Redevelopment Texas Joint Venture Verano at Towne Square - Rancho Cucamonga, CA UDR Overview

To be the innovative real estate investment of choice We have demonstrated innovation: Internet marketing - 40% of leases initiated via the internet Development - variety of product types, across 15 markets Full-scale redevelopment - dramatic growth in cash flow Kitchen and bath program - completed 15,000 at 10% targeted ROI Our Vision

We have the right strategies... We have the right growth strategies to deliver superior value We have the management bench, discipline and capital resources to implement our plan We can improve our strong past performance to deliver future growth

Operations 3Q07 Results Our total monthly income per home is $971, up 5% from last year and up 33% from $728 in 2004 Source: SNL Financial

* ProForma for recent acquisitions and dispositions and transactions under contract UDR is well positioned in high growth markets with above average job growth Top UDR Markets * Operations Our Holdings as of 9/30/07 9% 19% 35% 17% 20%

19% Growth Source: Neilson Net Ratings Operations Technology Leadership

Source: 3rd Party World-Wide Recognized Independent Research Firm Shown below is an independent analysis of 15 multifamily web sites conducted by a well known, world wide internet research firm. They evaluated 12 criteria important to consumers when using the web to search for an apartment. They assigned a score to each company in each category and assigned a weight to the various criteria. Their conclusion was that UDR.com ranked #1 with an overall grade of 71. Operations Technology Leadership

Operations Technology Leadership

Development Pipeline $1.6 Billion In Process 26 Communities 8,741 Homes Blended stabilized return: 6.5% ~$155M stabilized NOI Expected deliveries: Development Bellevue Plaza - Bellevue, WA Stadium Village - Surprise, AZ Grandview - Glendale, CA

39% 3% 31% 9% 4% 14% We target sites in markets where job growth expectations are high, home affordability is low, and the demand/supply ratio of multi-family housing is favorable. Development Pipeline Development

Per M/PF Research 3Q207 Reports (West Bellevue Sub-market) YOY Rent Growth of 16.8% Average Occupancy of 96.3% 97.7% Occupancy in Product Built Since 2000 Average Monthly Rent of $1,469 per Unit Local Business News Microsoft committed to leasing 1.3M square feet of office space in downtown Bellevue Eddie Bauer leases 325K square feet for Bellevue Headquarters The Bravern Mixed Use Development: 2 Office Towers totaling 745K square feet Retail totaling 300K feet anchored by Neiman Marcus 2 Residential Towers slated for Condo Sales Bellevue, WA Joint Ventures Development

25 Joint Venture - Ashwood Commons Bellevue, WA 271 Homes $97 million Budget $358,000 Cost per Home Ground Floor Retail Closed Joint Venture in 4Q06 Managed by UDR Structure: 49% UDR / 51% Su Development Expected 6.0% - 6.5% Return Expected Completion: 4Q08 Expected Monthly Rent: $2,167 Development

Bellevue Plaza Development Site Joint Venture - Bellevue Plaza Bellevue, WA 400 Homes $135 million Budget $270,000 Cost per Home Ground Floor Retail Structure: 49% UDR/51% SU Development Expected 6.0% - 6.5% Return Expected Completion: 3Q10 Expected Monthly Rent: $1,829 Development

Joint Venture - Jefferson at Marina del Rey JPI - National Apartment Developer Negotiated new development in Marina Del Rey, CA 298 homes $138 million budget $463,000 cost per home Expected 6.0% to 6.5% Return Expected Completion: 1Q08 Expected Monthly Rent: $2,948 29 Development

31 Future Development - Grandview Glendale, CA 218 Homes $67 million Budget $307,000 Cost per Home Expected 6.0% to 6.5% Return Expected Start Date: 4Q07 Expected Completion: 3Q09 Expected Monthly Rent: $1,957 Development

Brookhaven - Addison, TX Addison: Day time population: 100,000 Night time population: 16,000 Potential to triple density to 5,000 + homes Retail, office and other zoning Estimated Start: 4Q 2007 Return on Costs: 6.5% - 7.0% Development

Redevelopment Reinvest with Exterior Upgrades and Interior Renovations 4 Communities Completed - 1,536 Homes 8 Communities Underway - 2,532 Homes $193 million Budgeted Cost - $336 million Total Investment Targeting 8% to 10% Stabilized ROI Expect 45% growth in post-renovated NOI to $33.7 million Value Creation

The Atlanta Portfolio Sale Demonstrates Tremendous Value Creation from Our Kitchen & Bath Program 35% of the Atlanta homes (497 of 1,426) were upgraded $92 average incremental monthly rent ($762 vs. $670) $550,000 total annual incremental NOI from K/B program $10.8M additional sales proceeds from K/B program (incremental NOI/Cap Rate) $4.4M invested in program $6.4M value created Gwinnet Square - Duluth, GA Redevelopment

With Creative Vision, Redevelopment Can Create Significant Value

With Creative Vision, Redevelopment Can Create Significant Value

With Creative Vision, Redevelopment Can Create Significant Value

In Process Redevelopment - Gayton Pointe Townhomes Richmond, VA Built in 1973, Purchased by UDR in September 1995 253 Homes 93% Growth in Cash Flow to $3.1M 7.7% Cash on Cash Return Estimated $17.6M Value Created After Before Redevelopment

Value Creation Development & Redevelopment

Equity ownership: 80% Investor / 20% UDR Target leverage: 70% LTV Expected hold period: 3 - 7 years Future acquisitions: Up to $300M Initial funding: 3,690 existing homes ($326.3M) 302 homes under construction ($25M) Lockout: Three years after which either party may initiate a sale Property related services: Acquisition underwriting Financing Disposition Promote Structure: Starts at 9%, with increases at 11% and 15% Initial pool promote primarily determined by pool performance Future acquisition promote primarily determined by individual asset performance UDR can realize up to an additional $15M earn-out on initial pool properties Investment focus: Stabilized acquisitions in Dallas/Ft. Worth, Houston and Austin UDR may present other opportunities but has no obligation to do so Debt financing: $232M 7 year non-recourse mortgage at 5.61% $20M construction loan from UDR with $22M takeout at completion in place Property management Construction management Development management $650 million Texas Joint Venture

$650 million Texas Joint Venture

We have a clear vision and the right growth strategies to deliver superior value creation Safe Harbor: Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning redevelopment activities, expectations on occupancy levels, expectations concerning the Texas joint venture, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, exceptions on annualized net operating income, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this press release are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.